Exhibit 99.1



                     Joint Filer Information


Date of Earliest Transaction Reported in Statement: June 1, 2010


Issuer Name and Ticker or Trading Symbol: AUTOZONE INC (AZO)


Designated Filer:   Edward S. Lampert


Other Joint Filers: ESL Investments, Inc., RBS Partners,
                    L.P., ESL Partners, L.P., ESL Institutional
                    Partners, L.P., RBS Investment Management,
                    L.L.C. and ESL Investors, L.L.C.


Addresses:  The principal business address of each
            of the Joint Filers above is
            200 Greenwich Avenue, Greenwich, CT 06830.



Signatures:   EDWARD S. LAMPERT

               /s/ Edward S. Lampert
               ---------------------

              ESL INVESTMENTS, INC.
               By Adrian J. Maizey, Chief Financial Officer

                /s/ Adrian J. Maizey
                ---------------------

              RBS PARTNERS, L.P.
                By: ESL Investments, Inc., as its general partner
                By: Adrian J. Maizey, Chief Financial Officer

                /s/ Adrian J. Maizey
                ---------------------

              ESL PARTNERS, L.P.
                By: RBS Partners, L.P., as its general partner
                By: ESL Investments, Inc., as its general partner
                By Adrian J. Maizey, Chief Financial Officer

                /s/ Adrian J. Maizey
                ---------------------

              ESL INSTITUTIONAL PARTNERS, L.P.
                By: RBS Investment Management, L.L.C.,
                    as its general partner
                By: ESL Investments, Inc., as its manager
                By Adrian J. Maizey, Chief Financial Officer

                /s/ Adrian J. Maizey
                ---------------------

              RBS INVESTMENT MANAGEMENT, L.L.C.
                By: ESL Investments, Inc., as its manager
                By: Adrian J. Maizey, Chief Financial Officer

                /s/ Adrian J. Maizey
                ---------------------

              ESL INVESTORS, L.L.C.
                By: RBS Partners, L.P., as its manager
                By: ESL Investments, Inc., as its general partner
                By Adrian J. Maizey, Chief Financial Officer

                /s/ Adrian J. Maizey
                --------------------